UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2004

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 (Registrant’s telephone number, including area code): (972) 444-1000

(Former name or former address, if changed since last report)

ITEM 12.

Results of Operations and Financial Condition

A transcript of remarks made and questions answered by senior executives of the registrant at an analysts' meeting held on March 10, 2004 is included as Exhibit 99.  Information contained in the transcript regarding results of operations and financial condition for completed quarterly or annual fiscal periods is hereby furnished pursuant to Item 12.  Additional information responsive to Instruction 1 to Item 12 is furnished by reference to pages 2, 10, 11, and 86 through 89 of the registrant's 2003 Financial & Operating Review, which is being furnished as Exhibit 99 to a separate Current Report on Form 8-K filed by the registrant on March 17, 2004.

The analysts' meeting was webcast live and an archive of the presentations, including slides and additional information, is available on  the registrant's website at www.exxonmobil.com.  Website information is not part of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date:  March 17, 2004

By:

/s/ Donald D. Humphreys

----------------------------------------------

Name:

Donald D. Humphreys

Title:

Vice President, Controller and

Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.

Description

99

A transcript of remarks made and questions answered by senior executives of Exxon Mobil Corporation at an analysts' meeting held on March 10, 2004.